Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MOGU Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Huiqing Wang, Financial Controller of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2020

By:	/s/ Huiqing Wang
Name:	Huiqing Wang
Title:	Financial Controller